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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
    Date of Report (Date of earliest event reported)      December 8, 1997


                BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
            (Exact name of registrant as specified in its charter)


           DELAWARE                 33-22097-NY            11-2908692
   (State or jurisdiction of        (Commission         (I.R.S. employer
incorporation or organization)     File Number)      identification number)

       5151 SAN FELIPE, SUITE 450
            HOUSTON, TEXAS                                    77056
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:         (713) 621-7911

Former name or former address if changed since last report:    Not Applicable


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ITEM 8. CHANGE IN FISCAL YEAR.

On December 8, 1997, it was announced by the Chairman of the Board at the annual meeting of the Stockholders that the fiscal year of the Registrant was changed from a fiscal year ending on June 30 to a fiscal year ending on December 31. The report covering the transition period will be filed on Form 10-KSB.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 23, 1997         Boots & Coots International Well Control, Inc.


                                By:    /s/ Thomas L. Easley
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                                    Thomas L. Easley
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


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